                                                                   Exhibit 10.14

                   ENVIRONMENTAL POWER CORPORATION
                          RETIREMENT PLAN

                          TRUST AGREEMENT

                          ---------------

                      As Amended and Restated
                   Effective as of January 1, 1998

                          TABLE OF CONTENTS
                          -----------------

Section                                                                   Page

SECTION L. DEFINITIONS.......................................................1

SECTION 2. ESTABLISHMENT OF TRUST; ALLOCATION OF TRUST ASSETS................1

SECTION 3. EXCLUSIVE BENEFIT.................................................2

SECTION 4. DISBURSEMENTS.....................................................2

SECTION 5. INVESTMENT OF TRUST FUND..........................................2

SECTION 6. LIMITATION OF TRUSTEE'S LIABILITY; LEGAL ACTION...................5

SECTION 7. APPOINTMENT, RESIGNATION OR REMOVAL OF TRUSTEE....................6

SECTION 8. TRUST EXPENSES; TAXES.............................................7

SECTION 9. TRUSTEE'S ACCOUNTS AND REPORTS....................................7

SECTION 10. RELIANCE UPON INSTRUCTIONS.......................................8

SECTION 11. EMPLOYMENT OF COUNSEL AND OTHER AGENTS...........................9

SECTION 12. AMENDMENTS AND TERMINATION.......................................9

SECTION 13. ASSIGNMENT.......................................................9

SECTION 14. NOTICES.........................................................10

SECTION 15. TITLES; CONSTRUCTION OF DOCUMENT................................10

SECTION 16. ALLOCATION OF RESPONSIBILITY....................................10

SECTION 17. EXECUTION OF TRUST AGREEMENT....................................11

SECTION 18. ACCEPTANCE OF TRUST.............................................11

SECTION 19. APPLICABLE LAW..................................................11

                        ENVIRONMENTAL POWER CORPORATION
                                RETIREMENT PLAN

                                TRUST AGREEMENT
                                ---------------

         TRUST AGREEMENT, effective as of January 1, 1998, by and between Environmental Power Corporation as settlor, and Joseph Cresci and Donald Livingston as trustee (the "Trustee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Employer has established the Environmental Power Corporation Retirement Plan which is intended to be a plan qualified under
Section 401(a) of the Code; and

         WHEREAS, the Employer has established a trust in connection with the Plan to hold the funds contributed under the Plan; and

         WHEREAS, the Employer now wishes to establish a separate trust agreement between the Trustee and the Employer; and

         WHEREAS, the Trustee has consented to act as Trustee and to hold the assets accumulated in respect of the Plan on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the Employer and the Trustee hereby agree as follows:

         Section l. Definitions.
         ---------  -----------

         Any capitalized term used herein that is defined in the Plan and is not defined herein shall have the same meaning as when used in the Plan.

         Section 2. Establishment of Trust; Allocation of Trust Assets.
         ---------  --------------------------------------------------

         (a) The Trust Fund shall consist of such sums of money or other property as shall from time to time be paid or delivered to the Trustee pursuant to the Plan which, together with all earnings, profits, increments and accruals thereon, without distinction between principal and income, shall constitute the Trust Fund hereby created and established. The Trust Fund shall be held in trust and dealt with in accordance with the provisions of this Trust Agreement. The Employer intends by this Trust Agreement to create a trust forming a part of the Plan which shall qualify under Sections 401 and 501 of the Code.

         (b) The Employer may, at any time and from time to time, direct that any part or all of the assets of the Trust Fund be segregated from the commingled fund for investment purposes. Subject to the limitations and standards set forth in Section 5(a), the Employer may direct the

Trustee with respect to the investment of that portion of the assets of the Trust Fund which are segregated for investment purposes.

         Section 3. Exclusive Benefit.
         ---------  -----------------

         Except as otherwise provided in the Plan, the Employer shall have no right, title or interest in the contributions made by it to the Trust Fund and no part thereof shall ever revert to the Employer. The Trustee shall hold the assets of the Trust Fund for the exclusive purpose of providing benefits to the Participants in the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan.

         Section 4. Disbursements.
         ---------  -------------

         (a) Subject to the limitations set forth in this Section 4, the Trustee shall make such payments from the Trust Fund at such times to such persons in such amounts as the Administrator shall direct. The Trustee shall be fully protected in acting upon the written directions of the Administrator in making such disbursements and shall have no duty to determine the rights or benefits of any person under the Plan or to inquire into the right or power of the Administrator to direct any such disbursement.

         (b) The Trustee shall not be required to make any payments hereunder in excess of the net realizable value of the Trust Fund at the time of such payment. The Trustee shall not be required to make any payment in cash unless there shall be in the Trust Fund at the time an amount of cash sufficient for the purpose.

         (c) Any distribution from the Trust Fund may be made in cash or in kind, or in a combination of both, as directed by the Administrator. If any distribution is to be made in kind, the Administrator shall specify the particular assets of the Trust Fund to be distributed.

         (d) Upon termination or partial termination of the Plan, or the termination of this Trust, the Trustee shall not be required to make any distribution or payment of any assets of the Trust until it has received notice of any approval by the Internal Revenue Service which the Trustee may reasonably require.

         Section 5. Investment of Trust Fund.
         ---------  ------------------------

         (a) Investment of the assets comprising the Trust Fund shall at all times be subject to the limitations and standards set forth in this
Section 5. Decisions as to investments shall take into account the funding policy adopted pursuant to the Plan. Investment decisions shall be made with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims. Investments shall be diversified so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. Except as

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otherwise permitted by regulations of the Department of Labor, the indicia of ownership of all assets of the Trust Fund shall be maintained within the jurisdiction of the district courts of the United States.

         (b)      Subject to the directions of the Employer pursuant to
Section 2 (b) and to the limitations in subsections (a), (c) and (d) of this
Section 5, the Trustee shall manage and invest and reinvest the assets of the Trust Fund as a single fund in the Trustee's discretion. In this regard, the Trustee is authorized to exercise all the powers of an owner with respect to the assets of the Trust Fund in whatever manner the Trustee considers for the best interests of the Trust Fund. Without limiting the generality of the foregoing, the Trustee is expressly authorized and empowered in the Trustee's discretion from time to time to invest and reinvest the Trust Fund and keep it invested, without distinction between principal and income, in such common stocks, preferred stocks, bonds, notes, debentures, mortgages, commercial paper, equipment trust certificates, or other securities, including shares of registered investment companies, interests in general and limited partnerships, individual or group insurance and annuity contracts, as the Trustee may deem advisable, and in any other property, real or personal, tangible or intangible, as the Trustee may deem advisable, and in making such investments and reinvestments, the Trustee shall not be restricted to securities or property of the character authorized for investment by Trustee under any present or future laws of any state.

                  Notwithstanding the foregoing, the Trustee shall not be permitted to make any of the following investments: (i) stock or securities of the Employer or any other investment which may inure to the direct or indirect benefit of the Employer, or any officer, director, shareholder, partner or employee thereof, other than the Participant; (ii) any investment which would constitute a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code; (iii) any investment which would constitute a direct or indirect distribution of benefits or transfer to or for the benefit of the Participant; (iv) any investment which would result in the realization by the Trust Fund of "unrelated business taxable income" as defined in the Code; and (v) any investment in a "collectible" within the meaning of Section 408(m) of the Code. The Trustee is authorized to retain uninvested such portion of the Trust Fund as the Trustee deems necessary to meet the current cash obligations of the Trust.

         (c) The Trustee may invest part or all of the Trust Fund in a common or collective trust fund which serves as a medium for trusts meeting the requirements of Section 501(a) of the Code, by virtue of Section 401(a) thereof, provided that any such common or collective trust fund itself meets the requirements of Sections 401(a) and 501(a) of the Code, and provided further that such investment satisfies the requirements of Section 408(b)(8) of ERISA and Section 4975(d)(8) of the Code. The Trustee of any such group trust is hereby appointed as a Trustee of the Plan to facilitate the investment of assets in such group trust. During such time as any part or all of the Trust Fund is invested in a common or collective trust fund, such fund shall constitute a part of this Trust Agreement and a part of the Plan.

         (d) The Employer may designate one or more investment managers, as defined in and subject to the requirements of Section 3(38) of ERISA, to direct the Trustee with respect to the management, acquisition and disposition of any portion or all of the Trust Fund. The Employer shall inform the Trustee in writing of any such designation of an investment manager, and such written notice shall describe in detail the assets of Trust Fund over which the investment manager shall thereafter have investment management control and the arrangements that shall be applicable with respect to the management of such assets by the investment manager. The Trustee shall be entitled to rely upon such designation of an investment manager and the specified arrangements for the management of such assets until notified in writing by the Employer that such designation or such specified arrangement are no longer in effect. During any period of time in which an investment manager shall direct the investment of a portion of the Trust Fund, the Trustee shall continue to receive all assets purchased against payment therefor and to deliver all assets sold against receipt of the proceeds therefrom. Any designated investment manager may from time to time issue orders on behalf of the Trustee for the purchase or sale of securities directly to a broker or dealer and for such purpose the Trustee shall, upon request, execute and deliver to such investment manager one or more trading authorizations. The Trustee shall have no responsibility or liability to anyone relating to the decisions as to investments made by any designated investment manager. The Trustee shall be under no duty to make any review of investments acquired for the Trust at the direction or order of an investment manager or to make any recommendation with respect to disposing of or continuing to retain any such investment. Nor shall the Trustee have any obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased of which notice was given prior to the purchase of such securities and shall have no obligation to exercise any such right unless the Trustee is informed of the existence of the right by the investment manager and is requested in writing by the investment manager to exercise such right within a reasonable time before the time for exercising thereof expires.

         (e) In furtherance and not in limitation of the powers referred to in subsection (b) above, but subject to the limitations and standards in subsections (a), (c) and (d) above, the Trustee shall have the following powers:

                  (1) To sell, exchange, convey, transfer, mortgage, pledge, option, lease or otherwise dispose of any asset of the Trust Fund without obligation upon any person dealing with the Trustee to see to the application of any money or other property delivered to the Trustee, and regardless of whether the term of any such lease or other such disposition might survive the termination of the Trust.

                  (2) To sell at public auction or by private contract, redeem, or otherwise realize upon, any securities, investments or other property forming a part of the Trust Fund and for such purposes to execute such instruments and writings and do such things as it shall deem proper.

                  (3) To keep any or all securities or other property in the name of a nominee with or without power of attorney for a transfer or in its own name without disclosing its fiduciary capacity.

                  (4) To collect principal and income as the same shall become due and payable and to give receipts therefor.

                  (5) To vote upon any stocks, bonds or other securities of any corporation, association or trust at any time comprising the Trust Fund, or otherwise consent to or request any action on the part of such corporation, association or trust, and to give general or special proxies or powers of attorney, with or without power of substitution, and to participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to such securities; to deposit such stocks or other securities in any voting trust or with any protective or like committee, or with a Trustee, or with depositories designated thereby; and generally to exercise any of the powers of an owner with respect to stocks or other securities or property comprising the Trust Fund which the Trustee deems to be for the best interests of the Trust.

                  (6) To designate one or more individuals or a corporation or trust company as a Trustee or managing agent for any part or all of the assets of the Trust Fund and to authorize such Trustee or managing agent to invest such assets in any common or collective trust for employee benefit plans for which such Trustee or managing agent serves as Trustee; during such time as any part or all of the Trust Fund is so invested, such common or collective trust shall constitute a part of this Trust Agreement and a part of the Plan.

                  (7) To make, execute, acknowledge and deliver any and all instruments that the Trustee shall deem necessary or appropriate to carry out the powers herein granted.

         Section 6. Limitation of Trustee's Liability; Legal Action.
         ---------  -----------------------------------------------

         (a) The Trustee shall be responsible only for the management and disbursement of amounts from the Trust Fund in accordance with this Trust Agreement. The Trustee shall have no responsibility for determining the correctness of the amount of any contribution or for the collection of contributions if the Employer fails to make the contributions provided for in any Plan, or for the correctness of any disbursements made or any other action taken or omitted pursuant to written directions which appear to the Trustee in good faith (without any duty of inquiry) to be those of the Employer or the Administrator. Except as required by ERISA, the Trustee shall not be liable for any loss which may occur from errors, whether of omission or commission, except for willful negligence, malfeasance or misfeasance. The Employer will indemnify the Trustee against all liability occasioned by any act or omission to act, provided that the Trustee acted (or omitted to act) in good faith.

         (b) The Trustee shall not be required to institute any legal action or to appear or participate in any legal action to protect or preserve the property of the Trust, or its title thereto, unless it is in possession of assets in the Trust Fund sufficient for the payment of, or shall have first been indemnified to its satisfaction for all loss, cost and liability; provided, however, that this provision shall not be construed so as to require the Employer to indemnify the Trustee from expenses or liabilities as to any suit or proceedings against the Trustee for willful negligence, malfeasance or misfeasance.

         Section 7. Appointment, Resignation or Removal of Trustee.
         ---------  ----------------------------------------------

         (a) The Trustee shall be those persons who are so appointed by the Employer, subject to the person's acknowledgment and acceptance of his, her or its status as Trustee. If more than one person or entity shall serve as Trustee, all decisions shall be made pursuant to a simple majority rule, unless any Trustee shall authorize, in writing, another Trustee to take actions on his or its behalf.

         (b) A Trustee shall immediately cease to be a Trustee upon the effective date of his, her or its resignation or removal. A Trustee may resign as Trustee of the Trust on 30 days' written notice to the Employer; provided, however, that the Employer may, by written instrument, waive such notice. By action of the Board of Directors, the Employer may remove the Trustee immediately upon delivery to such Trustee of a written notice to that effect signed by the Board of Directors.

         (c) In the event of resignation or removal of all of the persons then serving as Trustee of the Trust, the Trustee shall, subject to Section 8(b), transfer and deliver cash or other assets of an amount equal to the value of the Trust Fund to such successor Trustee of the Trust or other fiduciary or other person as the Employer may direct in writing, or if the Employer fails to notify the Trustee of the party to whom the assets of the Trust are to be transferred within 30 days after notice of resignation is given, to any successor Trustee selected by the Trustee if the Trustee chooses to select a successor. The Trustee shall not be liable for the action or nonaction of any such successor, whether or not selected by the Trustee. Subject to the foregoing, any resignation or removal of a Trustee or appointment of a new Trustee shall be by instrument in writing and shall become effective on the date therein specified.

         (d) Any successor (or additional) Trustee shall have the same powers and duties as the succeeded (or other) Trustee(s), subject to such changes as shall be agreed upon by the Employer and the successor (or additional) Trustee. The appointment of any successor (or additional) Trustee or Trustees hereunder shall, without any separate instrument or conveyance, immediately vest title to the assets of the Trust in such successor Trustee or Trustees. Upon request of any successor Trustee or Trustees, the Employer and the Trustee ceasing to act shall execute and deliver such instruments of conveyance and further assurance and do such things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee or Trustees all the right, title and interest of the Trustee ceasing to act in and to the Trust Fund.

         Section 8. Trust Expenses; Taxes.
         ---------  ---------------------

         (a) All expenses incurred in operating the Plan and the Trust including, without limitation, legal fees, actuary's fees, accountant's fees, administrative expenses, Administrator's expenses, Trustee's fees and the like, may be paid by the Employer, but if not so paid, shall be paid by the Trustee from the Trust Fund. Individuals serving as Trustee who are also full-time employees of the Employer or of an Affiliated Employer shall not be entitled to any compensation for their services as Trustee, but they shall be entitled to reimbursement for their reasonable expenses incurred in connection with the performance of his duties as Trustee.

         (b) On termination of the Trust, or on resignation or removal of the Trustee, the Trustee may reserve, in connection with any transfer or distribution of assets, an amount adequate to assure payment of its fees and expenses and to provide for any other liabilities of the Trust properly incurred or to be incurred, and finally shall dispose of any balance of such amount in the same manner as the rest of the assets were disposed of.

         (c) The Trustee shall, upon direction of the Employer, pay out of the Trust Fund any and all taxes of any nature whatsoever, including interest and penalties, assessed against or imposed upon the Trustee in respect of the Trust Fund or the income thereof, subject to the terms of any agreements or contracts made with respect to trust investments which make other provisions for such tax payments. The Trustee may assume that any taxes in respect of the Trust Fund or the income thereof are lawfully assessed unless the Employer shall, in writing, advise the Trustee that, in the opinion of its counsel, such taxes are or may be unlawfully assessed. In the event that the Employer shall so advise the Trustee, the Trustee will, if so requested in writing by the Employer, contest the validity of such taxes in any manner deemed appropriate by the Employer or its counsel at the expense of the Trust; or the Employer may contest the validity of any such taxes, at the expense of the Trust, in the name of the Trustee; and the Trustee shall execute all documents, instruments, claims and petitions necessary or advisable, in the opinion of the Employer or its counsel, for the refund, abatement, reduction or elimination of any such taxes.

         Section 9. Trustee's Accounts and Reports.
         ---------  ------------------------------

         (a) The Trustee shall keep true and accurate accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person or persons designated by the Employer. Within a reasonable period following the close of each Plan Year, or following the close of such period as may be agreed upon between the Trustee and the Administrator, and after the removal or resignation of the Trustee as provided for in Section 7 or

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the termination of the Trust as provided for in Section 12, the Trustee shall file with the Employer and the Administrator an accounting of its transactions since the last previous such accounting. No person or persons other than the Employer and the Administrator shall be entitled to any accountings by the Trustee. Upon the expiration of 60 days from the date of filing such accounting, to the extent permitted by applicable law, the Trustee shall be forever released and discharged from any liability or accountability to anyone as respects the acts or transactions shown in such accounting, except with respect to any such acts or transactions as to which the Employer shall, within such 60-day period, file with the Trustee a written statement setting forth its exceptions or objections. If the Trustee and the Employer cannot amicably settle the questions raised by such exceptions or objections, the Trustee or the Employer shall have the right to have questions settled by judicial proceedings. Nothing herein contained shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of such accounts or for instructions, the only necessary parties shall be the Trustee and the Employer.

         (b) The Trustee shall from time to time make such other reports and furnish such other information concerning the Trust to the Administrator as the Administrator may reasonably request including such information and reports as the Administrator may require in order to comply with Part 1 of Subtitle B of Title I of ERISA, but only to the extent that such information is available to the Trustee pursuant to the performance of its duties hereunder.

         Section 10. Reliance Upon Instructions.
         ----------  --------------------------

         (a) Any action by the Employer pursuant to any of the provisions of this Trust Agreement shall be evidenced in writing, and the Trustee shall be fully protected in acting in accordance with such writing. From time to time the Employer shall furnish the Trustee with a certificate evidencing the appointment and termination of appointment of any individuals authorized to give any authorization, request or direction of the Employer or Administrator hereunder. From time to time the Administrator shall furnish the Trustee with a certificate designating the person or persons authorized to give the requests, directions, requisitions and instructions of the Administrator. The Trustee shall be conclusively entitled to rely upon the identity of the Administrator and of the person or persons so designated, as disclosed in the last certificates received by the Trustee.

         (b) All requests, directions and requisitions for the payment of money and all other instructions of the Administrator to the Trustee shall be set forth in writing by such person or persons as shall have been designated as specified in subsection (a) above, and the Trustee shall act and shall be fully protected in acting in accordance with such requests, directions, requisitions and instructions and shall not be charged with any responsibility for the application of monies paid out or for any action taken in accordance therewith. The Trustee shall have no responsibility for the correctness or propriety under the terms of this Trust Agreement or any Plan of any written directions which the Trustee receives from the Administrator and shall be under no obligation to investigate or otherwise determine the correctness or propriety of such written directions. By

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

such writing, the Administrator may ratify, approve or confirm any action taken by the Trustee, and upon such ratification, approval or confirmation, the Trustee shall be protected as though authorization or direction by the Administrator had preceded such action. In the absence of direction by the Administrator as to any matter provided for in this Trust Agreement or the Plan, the Trustee may in the Trustee's discretion take such action as the Trustee deems fit and proper with respect thereto after reasonable attempts to secure direction of the Administrator.

         Section 11. Employment of Counsel and Other Agents.
         ----------  --------------------------------------

         The Trustee may employ such accountants, custodians, counsel or other agents as the Trustee deems advisable and pay such persons reasonable compensation for any services. The Trustee may from time to time consult with legal counsel, who may, but need not be, counsel for the Employer, and shall be fully protected in acting, or refraining from acting, upon the advice of any counsel with respect to legal questions.

         Section 12. Amendments and Termination.
         ----------  --------------------------

         (a) This Trust Agreement may at any time be altered, amended or terminated in whole or in part by an instrument in writing executed by the Employer and delivered to the Trustee; provided, however, that no alteration or amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee' written consent; and provided further that no such alteration or amendment shall cause any property held subject to the terms of this Trust to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries, it being understood that this proviso is not to be construed to enlarge the obligations of the Employer beyond those assumed by it under the Plan.

         (b) Subject to the provisions of Sections 4(b) and 4(c), in the event of termination of the Trust, all assets then constituting the Trust Fund, less any amounts constituting charges against the Trust Fund, shall be retained in trust by the Trustee for the Participants or their Beneficiaries or shall be paid over or delivered by the Trustee to the Administrator, or in accordance with its order, for the purposes set forth in the Plan. However, in making such payments or any other payments or deliveries to or on the order of the Administrator, the Trustee shall have no duty to determine whether or not they constitute any use or diversion of the Trust Fund for purposes other than the payment or provision for the benefits and the cash payments provided for in the Plan.

         Section 13. Assignment.
         ----------  ----------

         The rights or claims of any person having a beneficial interest under this Trust to any of the monies or other assets of the Trust Fund shall not be assignable, nor shall such rights or claims be subject to garnishment, attachment, execution or levy of any kind, and any attempt to transfer, assign or pledge the same shall not be recognized by the Trustee except to such extent as may be required by law or as may be required pursuant to the Plan.

         Section 14. Notices.
         ----------  -------

All notices required to be given by the Trustee to the Employer or the Administrator shall be deemed to have been given when delivered or mailed, bearing sufficient postage, to the address of the Employer or Administrator indicated by the Trustee's records. All notices required to be given by the Employer or the Administrator to the Trustee shall be deemed to have been given when delivered or mailed, bearing sufficient postage, to any of the parties then serving as a Trustee at such address as the Trustee shall designate for such purpose.

         Section 15. Titles; Construction of Document.
         ----------  --------------------------------

         (a) The titles of sections are included only for convenience and shall not be construed as part of this Trust Agreement or in any respect affecting or modifying its provisions.

         (b) Any term used in this Trust Agreement which is defined in the Plan shall have the meaning set forth in the Plan. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular, unless the context otherwise requires.

         Section 16. Allocation of Responsibility.
         ----------  ----------------------------

         (a) The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Trust Agreement. Except to the extent imposed by ERISA, no fiduciary of the Plan shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by ERISA or by any regulations or rulings issued thereunder. Nor shall the Trustee be responsible in any way for any manner in which the Employer or the Administrator carries out its responsibilities under this Trust Agreement or, more generally, under the Plan.

         (b) Whenever there is more than one Trustee in office, the Trustee may allocate or assign any or all of their duties, responsibilities and powers hereunder between or among themselves as they may from time to time agree in writing, and upon such allocation or assignment, the Trustee to whom a duty, responsibility or power has not been allocated or assigned shall have no responsibility or liability relating to such duty, responsibility or power. Any such agreement by or among the Trustee may be terminated, at any time, by written notice from any Trustee to the other Trustee(s) and shall immediately terminate upon the death, incapacity, resignation or removal of any Trustee in office at the time such agreement was made. If the Trustee does not allocate or assign any or all of his duties, responsibilities and powers hereunder between or among themselves, all actions of the Trustee shall be by unanimous vote of the Trustee then in office. If the Trustee allocates or assigns any or all of his duties, responsibilities and powers hereunder between or among two (2) or more Trustees, all actions of the Trustee with respect to such duties, responsibilities and powers shall be by unanimous vote of the Trustee to whom such duties, responsibilities and powers have been allocated or assigned.

         (c) Subject to any other agreement pursuant to subsection (b) above, any Trustee may make bank deposits and withdrawals and may sign, on behalf of the Trustee, checks, applications for annuities or other contracts, tax forms, stock transfer powers, purchase or sale orders, or any other documents which may be required by any bank, insurance company, brokerage firm or any individual, person, firm, or governmental agency dealing with the Plan or Trust. The Trustee may appoint other agents and delegate to and authorize such other agents to carry out any such functions or responsibilities on behalf of the Trust. A certificate or other writing signed by any Trustee or the Administrator certifying that any action has been approved by the Employer or the Trustee, or has been taken in accordance with the Plan or the Trust, or that any Trustee or any agent has authority to act, or as to any fact relative to the Plan or the Trust, shall be conclusive in favor of any person dealing with the Plan or Trust or its property, and any person may rely thereon without further inquiry.

         Section 17. Execution of Trust Agreement.
         ----------  ----------------------------

         This Trust Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

         Section 18. Acceptance of Trust.
         ----------  -------------------

         The Trustee accepts the Trust created hereunder and agrees to be bound by all the terms of this Trust Agreement.

         Section 19. Applicable Law.
         ----------  --------------

         This Trust Agreement shall be construed, administered and enforced according to the laws of the United States of America to the extent specifically applicable to the subject matter hereof and otherwise according to the laws of the Commonwealth of Massachusetts. All contributions to the Trust shall be deemed to be made in the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed on this 12th day of February, 2002.

                                                ENVIRONMENTAL POWER CORPORATION

                                                By: /s/ Joseph E. Cresci
                                                -------------------------------
                                                Joseph Cresci
                                                Chief Executive Officer

ATTEST:
                                                TRUSTEE

William D. Linehan
------------------
                                                 /s/ Joseph E. Cresci
                                                --------------------
                                                Joseph Cresci
                                                Trustee

ATTEST:

William D. Linehan
------------------
                                                /s/ Donald A. Livingston
                                                ------------------------
                                                Donald Livingston
                                                Trustee
ATTEST:

William D. Linehan
------------------